MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

Supplement dated June 10, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for the MainStay Cash Reserves Fund, a series of Eclipse Funds Inc., a Maryland corporation, and the MainStay Money Market and MainStay Principal Preservation Funds, each a series of The MainStay Funds, a  Massachusetts business trust, (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Prospectuses and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

The third paragraph of each Fund’s description beginning on pages 7, 8 and 14 of the SAI under the section entitled “Additional Information About the Funds” is hereby revised as follows:

Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such actions it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.